SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               _______________


                                  FORM 8-A/A

                              (AMENDMENT NO. 1)

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                            SANDERSON FARMS, INC.
            (Exact name of registrant as specified in its charter)



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           Mississippi                              64-0615843
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    (State of incorporation)            (IRS Employer Identification No.)
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                             225 North 13th Ave.
                        Laurel, Mississippi 39441-0988
             (Address of principal executive offices) (Zip Code)



      If this form relates to the               If this form relates to the
      registration of a class of securities     registration of a class of
      securities
      pursuant to Section 12(b) of the          pursuant to Section 12(g) of
      the
      Exchange Act and is effective             Exchange Act and is effective
      pursuant to General Instruction           pursuant to General
      Instruction
      A.(c), please check the following         A.(d), please check the
      following
      box.  [  ]                                box.  [X]


Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to be registered pursuant to Section 12(g) of the Act:

                       Preferred Share Purchase Rights
                               (Title of Class)

                                  SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated:  December 23, 1999

                                    SANDERSON FARMS, INC.
                                    By: /s/D.Michael Cockrell
                                        Name:   D.  Michael Cockrell
                                        Title:  Treasurer & CFO